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                                                                   Exhibit 10.54

[US Diagnostic Logo]                                              Joseph A. Paul
                                                                 President & CEO



Sent via facsimile 215-230-1845
July 19, 1999

Mr. Rich Miller
DVI financial Services, Inc.
500 Hyde Park
Doylestown, Pennsylvania 18901

Dear Rich:

In connection with our discussions, we are requesting DVI's approval for the following Item in connection with the filing of our 10Q for the period ended June 30, 1999.

Both US Diagnostic Inc. ("USD") and DVI agree that any further documentation necessary to accomplish the matter outlined herein will be followed up on expeditiously under separate cover. The following item is being requested by
USD:

1. DVI hereby agrees to amend the outstanding twenty-five million dollar note, dated December 21, 1998, to extend the maturity date from June 21, 2000 until July 1, 2001.

If you have any questions regarding the above, please feel free to give me a call otherwise, please execute a copy of this letter where indicated acknowledging your approval to the above.

Very truly yours,

US DIAGNOSTIC INC.

By: /s/ JOSEPH A. PAUL
    ------------------------------
    Joseph A. Paul
    President & Chief Executive Officer

ACKNOWLEDGED & AGREED TO
This ___ day of __________, 1999

By: /s/ RICHARD E. MILLER
    ------------------------------
Printed Name: Richard E. Miller
              --------------------
Title: President
      ----------------------------
DVI Financial Services, Inc.





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